Commitments	12 Months Ended
Dec. 31, 2017
Commitments [Abstract]
Commitments
Commitments

We are committed to payments totaling $5,980,454 during 2018 for activities related to our clinical trial, manufacturing and collaboration programs.

We are committed to rental payments (excluding our portion of operating costs and rental taxes) under the terms of our office leases. Annual payments under the terms of these leases are as follows:

Amount $
2018	285,987
2019	251,743
2020	159,990
2021	43,130
740,850

Under a clinical trial agreement entered into with the Alberta Cancer Board (“ACB”), we have agreed to repay the amount funded under the agreement together with a royalty, to a combined maximum amount of $400,000 plus an overhead repayment of $100,000, upon sales of a specified product.  We agreed to repay the ACB in annual installments in an amount equal to the lesser of: (a) 5% of gross sales of a specified product; or (b) $100,000 per annum once sales of a specified product commence.